5 Business combinations (Details 1) - Sociedade Universitaria Redentor S.A. ("UniRedentor") [member]	Jan. 31, 2020
Licenses [member]
Disclosure of detailed information about business combination [line items]
Valuation technique	With-and-without method - The with-and-without method consists of estimating the fair value of an asset by the difference between the value of this asset in two scenarios: a scenario considering the existence of the asset in question and another considering its non-existence.
Customer relationships [member]
Disclosure of detailed information about business combination [line items]
Valuation technique	Multi-period excess earnings method - The method considers the present value of net cash flows expected to be generated by customer relationships, by excluding any cash flows related to contributory assets.